UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 20, 2017

(Date of Report; Date of Earliest Event Reported)

STEIN MART, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-20052	64-0466198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Riverplace Blvd., Jacksonville, Florida 32207

(Address of Principal Executive Offices Including Zip Code)

(904) 346-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Shareholders of Stein Mart, Inc. (“Stein Mart” or the “Company”) was held on June 20, 2017. As of April 13, 2017, the record date for the Annual Meeting, there were 47,144,862 shares of the Company’s common stock outstanding and eligible to vote, of which a total of 43,986,012 shares were present in person or represented by proxy, constituting a quorum. The Company’s shareholders considered and voted upon four proposals. The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set forth below:

(1)	To elect the ten (10) director nominees to serve as directors of the Company for the ensuing year and until their successors have been elected and qualified.

Name of Director	For	Withheld	Broker Non-Votes
Jay Stein	32,393,166	1,412,001	10,180,845
John H. Williams, Jr.	31,601,878	2,203,289	10,180,845
D. Hunt Hawkins	32,593,219	1,211,948	10,180,845
Irwin Cohen	31,271,972	2,533,195	10,180,845
Thomas L. Cole	33,034,842	770,325	10,180,845
Timothy Cost	33,027,052	778,115	10,180,845
Lisa Galanti	33,032,328	772,839	10,180,845
Mitch W. Legler	32,396,086	1,409,081	10,180,845
Richard L. Sisisky	32,554,789	1,250,378	10,180,845
Burton M. Tansky	31,489,510	2,315,657	10,180,845

(2)	To approve an advisory resolution on executive compensation for fiscal year 2016.

For	32,606,713
Against	1,059,416
Abstain	139,038
Broker Non-Votes	10,180,845

(3)	To conduct an advisory vote on the frequency of future advisory votes on executive compensation.

1 Year	29,703,624
2 Years	258,761
3 Years	3,732,299
Abstain	110,483
Broker Non-Votes	10,180,845

Consistent with the Board’s recommendation and the advisory vote of our shareholders, the Board has approved an annual frequency for future say-on-pay votes until the next required vote on the frequency of shareholder approval of executive compensation.

(4)	To ratify the appointment of KPMG LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending February 3, 2018.

For	43,127,529
Against	332,385
Abstain	526,098
Broker Non-Votes	0

The press release announcing the results of the Annual Meeting of Shareholders is attached as Exhibit 99.1 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 Press Release dated June 20, 2017, announcing the results of the Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC. (Registrant)

Date: June 21, 2017	By:	/s/ Gregory W. Kleffner
Gregory W. Kleffner Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1 Press Release dated June 20, 2017, announcing the results of the Annual Meeting of Shareholders